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                                 EXHIBIT 10.16

                           STANDARD INDUSTRIAL LEASE


                                   ARTICLE I

                                    PARTIES

     This Lease, dated October 14, 1997, is made by and between Springs Industrial Group, LLC, owner of the premises (the "Lessor") and Microlink Technologies Corp. (the "Lessee").

                                  ARTICLE II

                                   PREMISES

     In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee to be observed and performed, Lessor hereby leases to Lessee and Lessee hereby rents from Lessor, those certain Premises (the "Premises") known as 2291-C & D Waynoka Road, Colorado Springs, Colorado 80915, consisting of a space having measurements of approximately 50 feet in width and 80 feet in depth, totaling approximately 4,000 square feet, for the term and upon the conditions and agreements hereinafter set forth, and Lessor and Lessee hereby agree as follows:

                                  ARTICLE III

                                     TERM

     The term of this Lease shall be for three years, commencing on November 1, 1997 and ending on October 31, 2000 unless sooner terminated pursuant to any provision hereof.

     DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability thereof, nor shall failure affect the validity of the Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that Lessor shall not have delivered possession of the Premises within 10 days from said commencement date. Lessee may, at Lessee's option, by notice in writing to Lessor within 10 days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof; such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below. If Lessor, by reason outside the reasonable control of Lessor, cannot deliver said Premises within 10 days from said commencement date, Lessor may, at Lessor's option, by notice in writing within 10 days thereafter, cancel this Lease.

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                                  ARTICLE IV

                                     RENT

     Lessee shall pay Lessor, without any prior demand thereof and without any right of deduction or set-off whatsoever, a monthly rental of $1,833.33, in advance, upon the first day of each calendar month during the first 12 months of the term. The rental amount for years two and three of the lease shall increase 5% over the previous year's rental. The Lessee further agrees to pay, in addition to the rent as provided herein, all privilege, sales, excise and other taxes (except income taxes) imposed by state, federal or municipal authorities upon the rentals herein provided to be paid by the Lessee to the Lessor. Said payment shall be in addition to and accompanying each rental payment made by Lessee to Lessor.

                                   ARTICLE V

                               SECURITY DEPOSIT

     Lessee shall deposit with Lessor, upon execution hereof, $1,833.33 as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all of or any portion of said deposit, Lessee shall, within 10 days after written demand thereof, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount herein above stated, and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, as it may be altered or amended and after Lessee has vacated the Premises.

                                  ARTICLE VI

                                      USE

     Section 6.01. USE. The Premises shall be used and occupied only for Office, Warehouse and Light Manufacturing Facility and Lessee shall not use of occupy the Premises or permit the same to be used for any other purpose.

     Section 6.02. COMPLIANCE WITH LAW. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend

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to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     Section 6.03. CONDITION OF PREMISES. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor not Lessor's Agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

     Section 6.04. LANDLORD'S IMPROVEMENTS TO THE SPACE. The space shall be leased to the Tenant in as-is condition.

                                  ARTICLE VII

                     MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 7.01. LESSOR'S OBLIGATIONS. Subject to the provisions of Article IX and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's Agents, employees or invitees, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. The Lessee shall give the Lessor prompt notice of any defects or breakage in the structure, equipment, fixture or any unsafe conditions upon or within the Premises. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     Section 7.02.  LESSEE'S OBLIGATIONS.

          (a) Lessee shall, at its expense throughout the term of this Lease, maintain, service, replace and keep in good repair the interior structures and mechanical equipment, including such items as floors, ceilings, walls, doors, glass, partitions and surrender same upon the expiration of the term herein or renewal thereof in the same condition as received, ordinary wear and tear excepted.

          (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Section 7.03, which repair shall include the patching and filling of holes and repair of structural damage.

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     Section 7.03.  ALTERATIONS AND ADDITIONS.

          (a) Alterations may not be made to the Premises without the prior written consent of the Lessor, and any alterations of the Premises, excepting movable furniture and machinery and trade fixtures, shall become part of the realty and belong to the Lessor upon termination of this Lease. However, this shall not prevent the Lessee from installing trade fixtures, machinery or other trade equipment in conformance with the local ordinances provided the Premises are not damaged by the removal thereof. The Lessee shall keep the Premises, the building and the property in which the Premises are situated free from any liens arising out of any work performed for, material furnished to or obligations incurred by the Lessee. It is further understood and agreed that under no circumstance is the Lessee to be deemed the Agent of the Lessor for any alteration, repair or operation of the building upon the Premises, the same being done at the sole expense of the Lessee, and all contractors, materialmen, mechanics and laborers are hereby charged with notice that they must look to the Lessee only for the payment of any charge for work done and materials furnished upon the Premises during the term of this Lease.

          (b) Lessor shall have the right to require removal of alterations and additions but absent such demand, all improvements, additions and utility installations, except trade fixtures and machines, shall remain the property of Lessor. The above notwithstanding, Lessee shall have the right to remove all improvements placed in the Premises other than plumbing, electrical, walls, carpets and other like permanent improvements. Lessee shall also have the right to install, at Lessee's expense, a vent through the roof provided it is done in a workman like manner.

                                 ARTICLE VIII

                                   INDEMNITY

     Section 8.01. LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the Ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such Insurance shall be in an amount not less than $100,000 for injury to or death of one person in any one accident or occurrence and in any amount of not less than $300,000 for injury to or death of more than one person in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $50,000. The limits of said Insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property, said Insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said Insurance, Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

     Section 8.02. INSURANCE POLICIES. Insurance required hereunder shall be in companies rated "AAA" or better in "Best's Insurance Guide." Lessee shall deliver to Lessor copies of policies of liability insurance required under
Section 8.01 or certificates evidencing the existence

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and amounts of such Insurance with loss payable clauses satisfactory to Lessor.
No such policy shall be cancellable or subject to reduction of coverage or other modification, except after the expiration of such policies at which time Lessee must furnish Lessor with renewals or "binder" thereof, or Lessor may order such Insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the Insurance policies referred to in Section 8.03.

     Section 8.03. PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease policy or policies of Insurance covering loss or damage to the Premises in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief and special extended perils (all risk).

     Section 8.04. WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all lights of recovery against the other or against the officers, employees, Agents and representatives of the other for loss of or damage to such waiving party or its property of others under its control, where such loss or damage is insured under any Insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of Insurance required hereunder, give notice to the Insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     Section 8.05. INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere, and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of the Lease or arising from any negligence of the Lessee or any of the Lessee's Agents, contractors or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee, upon written notice from Lessor, shall defend the same at Lessee's expense with counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     Section 8.06. EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or for any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, Agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or light fixtures or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part or from other sources or places, and regardless of whether the cause of

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such damage or injury or the means of repairing the same is inaccessible to
Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, occupant, if any, of the building in which the Premises are located. It shall be the sole obligation of Lessee to insure its property, trade fixtures and equipment located on the Premises from any and all loss or damage.

                                  ARTICLE IX

                             DAMAGE OR DESTRUCTION

     Section 9.01. DAMAGE OR DESTRUCTION. If, during the term of this Lease or extension thereof, all or part of the building or structures now or hereafter located upon the Premises should be destroyed partially or totally by fire or other casualty, this Lease shall continue thereafter in full force and effect except as hereinafter provided, and the Lessor may cause the reconstruction of said building within 60 days following such destruction days, pending the availability of labor and construction services, to substantially the same condition in which it did exist at the time immediately preceding such destruction. The Lessee's obligation to pay rental to the Lessor hereunder shall abate from the date of such destruction until completing of such reconstruction, and the terms hereof shall be automatically extended for a period of time equivalent to that during which rent is abated as aforesaid. In the event the Lessor does not commence reconstruction, repair or Replacement of the improvements within 15 days after loss or damage, this Lease shall be deemed terminated and of no further force or effect.

     Section 9.02. ABATEMENT OF RENT; LESSEE'S REMEDIES. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                                   ARTICLE X

                              REAL PROPERTY TAXES

     Section 10.01. PAYMENT OF TAX. Lessor shall pay all real property taxes applicable to the Premises; provided, however, Lessee shall pay, as Additional Rent, its proportionate share of any increase in such taxes and assessments levied upon the real property for which the Premises are a part during the Lease Term thereof over the fiscal tax year 1996. Such payment shall be made by Lessee within 30 days after receipt of Lessor's written statement setting forth the payment due and the reasonable computation thereof. If the Lease Term shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for taxes for the last partial Lease Year shall be prorated on an annual basis. For purposes of this Section 10.01 and otherwise in this Lease, "Taxes" means real estate taxes, assessments (whether general or special), sewer rents, rates and charges, transit taxes, taxes based on the receipt of rent, and any other federal, state or local government charge, general special, ordinary or extraordinary, that may now or hereafter be levied or assessed against the Building(s) of which the Premises are a part, or the land on which the Building(s) stands.

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     Section 10.02. LESSEE'S "PROPORTIONAL SHARE" OF REAL PROPERTY TAX.
Lessee's "Pro Rata Share" shall mean a fraction, the numerator of which shall be the total number of square feet in the Premises and the denominator of which shall be the total number of square feet of real property in the entire complex of which the Premises are a part.

     Section 10.03. PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                                  ARTICLE XI

                          BUILDING OPERATING EXPENSES

     In addition to the rental herein provided to be paid by Lessee to Lessor, Lessee shall pay to the Lessor, on or before the first day of each month, as Additional Rent, the amount, if any, by which Lessee's proportionate share (as hereinafter defined) of Building Operating Expenses has increased over the Base Year 1996. Lessee's proportionate share of Building Operating Expenses is based upon a fraction, the numerator of which shall be the total number of square feet of real property in the entire complex of which the Premises are a part.

     This figure shall be adjusted annually based upon Lessor's best estimate of costs of the then-current year. Within 90 days after the end of each calendar year, Lessee shall receive an accounting statement showing the adjustment, the actual Annual Operating Costs for the prior year and the amount actually paid by Lessee. If the amount paid by Lessee exceeds Lessee's share of actual costs, the excess shall be credited against Lessee's next payment(s) of Operating Costs. If the amount paid by Lessee is less than Lessee's proportionate share of actual costs, Lessee shall pay the deficit within 10 days of Lessee's receipt of this statement.

     For purposes of this Article XI, Building Operating Expenses, which is inclusive of common areas, shall mean the sum of all expenses incurred by Lessor in connection with the operation, management, repair and maintenance of the building(s) and common areas including, but not limited to, rubbish and snow removal, window cleaning, utilities, janitorial service, maintenance of all parking lots, driveways, landscaping, streets and perimeter bears, including any governmental surcharge, fee or assessment imposed with respect to the parking facilities to the extent paid by Lessor and not passed on to users of said parking facilities and all fire and extended supplies, salaries, wages and other expenses incurred with respect to maintenance, gardening, landscaping, repaving, repainting, cleaning, security and fire protection and an amount equal to 10% of all such expenses to cover Lessor's administrative and overhead

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expenses.  Lessor may, in addition to any other remedy, impose a reasonable charge for excess usage of Building(s) facilities and services, which express usage is occasioned by greater than normal usage or by use of the Premises. Executive salaries, general overhead and depreciation of improvements shall not be included in the foregoing expenses.

                                  ARTICLE XII

                                   UTILITIES

     Lessee shall pay telephone services and all other utilities metered to the demised Premises supplied to the Premises, together with any taxes thereon.

                                 ARTICLE XIII

                           ASSIGNMENT AND SUBLETTING

     Section 13.01. LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily, or by operation of law, assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of this Lease. Lessor may condition its consent to any subletting upon entering into a lease directly with the proposed subtenant, in which case the portion of the Premises so leased shall be released from this Lease and Lessee shall have no other obligations with respect to the released space.

     Section 13.02. NO RELEASE OF LESSEE. Except where Lessor requires a new Lease directly with the proposed subtenant, as set forth above, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

                                  ARTICLE XIV

                              DEFAULTS; REMEDIES

     Section 14.01. DEFAULTS. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee:

          (a)  the vacating or abandonment of the Premises by Lessee;

          (b) the failure by Lessee to make any payment of rent or other payment required to be made by Lessee hereunder, as and when due;

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          (c)  the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure to completion; and

          (d) (i) the making by Lessee of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizures of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where such seizure is not discharged within 30 days.

     Section 14.02. REMEDIES. In the event of any such default or breach by Lessee, Lessor may, at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid: the worth at the time or award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee provides could be reasonably avoided and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (i) retaking possession of the Premises and recovering from Lessee the amount specified in this Section 14.02(a) or (ii) proceeding under Section 15.02(b).

          (b) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State in which the property is located.

                                    10.16-9
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     Section 14.03. DEFAULT BY LESSOR.  Lessor shall not be in default unless
Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     Section 14.04. LATE CHARGES. Notwithstanding anything contained in this Lease to the contrary, Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges, which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default, with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

                                  ARTICLE XV

                                 CONDEMNATION

     If the Premises, or any portion thereof, are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Premises is taken by condemnation, Lessee may, at Lessee's option to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed thereof by the condemning

                                    10.16-10
authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

                                  ARTICLE XVI

                              GENERAL PROVISIONS

     Section 16.01. ESTOPPEL CERTIFICATE.

          (a) Lessee shall, at any time upon not less than ten (10) days prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature o such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any; and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Premises.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statement of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     Section 16.02. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the Owner or Owners at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then-Grantor) shall be relieved from after the date of such transfer of all liability for Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then-Grantor at the time of such transfer in which Lessee has an interest shall be delivered to the Grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of Ownership.

     Section 16.03. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way effect the validity of any other provision hereof.

                                    10.16-11

     Section 16.04. TIME OF ESSENCE.  Time is of the essence.

     Section 16.05. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     Section 16.06. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addressed to Lessor and Lessee, respectively, at the addresses set forth after their signatures at the end of this Lease.

     Section 16.07. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     Section 16.08. RECORDING. Lessee shall not record this Lease without Lessor's prior written consent and such recordation shall, at the option of Lessor, constitute a noncurable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     Section 16.09. HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of double the last monthly rental plus all other charges payable hereunder and upon all the terms hereof applicable to a month-to-month tenancy.

     Section 16.10. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     Section 16.11. COVENANTS AND CONDITIONS. Each provision of this Lease to be performed by Lessee shall be deemed both a covenant and a condition.

     Section 16.12. BINDING EFFECT. Subject to any provision hereof restricting assignment or subletting by Lessee and subject to the provisions of
Section 17.02, this Lease shall bind the parties, their personal representatives, successors and assigns.

     Section 16.13. SUBORDINATION.

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the property of which the Premises are a part and to any and all advances made on

                                    10.16-12
     the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease as of the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     Section 16.14. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party, in any such action, on trial or appeal, shall be entitled to reasonable attorneys' fees to be paid by the losing party as fixed by the court.

     Section 16.15. LESSOR'S ACCESS. Lessor and Lessor's Agents shall have the right to enter the Premises at reasonable times between 8 a.m. and 5 p.m. weekdays for the purpose of inspecting the same, showing the same to prospective purchasers or lenders and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any "For Sale" and "For Lease" signs.

     Section 16.16. SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent; provided, however, Lessee shall place letter and maintain the standard project sign can with the name of Lessee business.

     Section 16.17. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Lessor, terminate all or any existing subtenancies.

     Section 16.18. CORPORATION AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

                                    10.16-13

     Section 16.19. RIGHT TO MOVE. Lessor shall have the right, at any time during the term of this Lease upon giving Lessee sixty (60) days' notice in writing, to provide and furnish Lessee with space elsewhere in the industrial park of the approximate same size and areas as the herein Premises and to remove and place Lessee in such new space at Lessor's sole cost and expense, including the installation in the new space by Lessor at Lessor's sole cost and expense of all electrical, plumbing, construction, venting and other similar improvements made by Lessee in the original space, with all terms, covenants and provisions contained herein remaining in full force and effect. If Lessee declines to accept such substituted Premises, this Lease Agreement shall terminate all the expiration of such sixty (60) day notice period or at such earlier date as agreed upon by Lessor and Lessee.

     Section 16.20. PARKING AND COMMON AREAS. The Lessee, its Agents, employees and invitees shall be entitled to part in common with either tenant of Lessor providing that it agrees not to overburden the parking facilities and agrees to cooperate with the Lessor and other occupants of the property in the use of the parking facilities. The Lessor specifically reserves the right in this absolute discretion to determine whether parking facilities are becoming overburdened and in such event to allocate the parking spaces among the Lessee and other occupants, their Agent, employees and business invitees using the parking facilities; provided, however, that Lessee shall be entitled to not less than ten (10) parking spaces. All loading operating for receipt of shipment of goods, wares and merchandise by the Lessee shall be done in the rear of the Premises or in such area therein which is specifically designated in writing by the Lessor.

     Section 16.21. SAFETY. Lessee will maintain on the Premises at all times during the term hereof adequate number, size and type of fire extinguishers as is appropriate to Lessee's business. Lessee will at all times adhere to good safety practices or as may be required by safety inspectors.

                                 ARTICLE XVII

                           ENVIRONMENTAL REGULATIONS

     The Lessee agrees to abide by all local, state and federal environmental legislation that may now exist or become law during the term of this lease. Lessee further agrees to indemnify the Lessor from any environmental issues that may arise during the term of the lease that are caused by Lessee is use of the property. This condition shall survive the lease expiration.

                                 ARTICLE XVIII

                        BUILDING OPERATION EXPENSE CAP

     The Lessee and Landlord agree to a maximum 10% annual cap on the building operating expenses and property taxes during the lease term. The expenses for 1996 base year are attached as Exhibit A.

                                    10.16-14

                                  ARTICLE XIX

                              BROKER COMPENSATION

     The Lessor shall compensate The Home Brokers, who is acting as Lessee's agent, in the amount of 3.5% of the gross lease value.

     The parties hereto have executed this Lease on the date set forth herein above.

LANDLORD:                             TENANT:

SPRINGS INDUSTRIAL GROUP, LLC         MICROLINK TECHNOLOGIES CORP.


By  /s/ Charles Flint, Manager        By  /s/ Herbert J. Neuhaus, President
   -----------------------------         ------------------------------------

Date: October 15, 1997                Date: October 15, 1997
     ---------------------------           ----------------------------------

                                    10.16-15

Lease Guarantor:

INTERCELL CORPORATION

     The Undersigned Officer on behalf of Intercell Corporation hereby guarantees the obligations created under this lease by Microlink Technologies Corporation including payment of all rental sums due under the lease. Intercell Corporation shall submit with execution of the lease a current audited balance sheet and a profit and loss statement for the year ending 1996 or the last fiscal year of operations.

                                    INTERCELL CORPORATION



                                    By  /s/ Paul H. Metzinger
                                    --------------------------------------------
                                            Paul H. Metzinger, President & Chief
                                            Executive Officer

Date: October 15, 1997

                                    10.16-16

                                   EXHIBIT A



                               October 13, 1997


Mr. Charley Conrad
Olive Real Estate Group, Inc.
102 North Cascade Avenue, Suite 250
Pueblo, Colorado 81003

Dear Mr. Conrad:

     Pursuant to your request, we have completed a summary of 1996 expenses for the building located at 2291 Waynoka Road, Colorado Springs, Colorado. These expenses are summarized below:

                          1996 EXPENSE SUMMARY CHART

                      Expense                            Cost
                      -------                            ----
          Real Estate Taxes                            $ 9,747.46
          Insurance                                      1,853.00
          Repairs/Maintenance                            4,284.25
          Utilities, Grounds, Miscellaneous              4,075.33
                                                       ----------
               Total                                   $19,960.04

     Based on the total building area of approximately 20,212 square feet, the above expenses equal approximately $0.99 per square foot.

     If we can be of further assistance in this matter, please do not hesitate to contact us, as it is a privilege to be of service to your firm.

                                        Sincerely,

                                        SPRINGS INDUSTRIAL GROUP, LLC



                                        By  /s/ Thomas E. Buczek
                                           ------------------------------
                                                Thomas E. Buczek

                                      A-1